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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 23, 2007

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in its Charter)

         California                       0-556                  68-0365195
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 (State or Other Jurisdiction        (Commission File           (IRS Employer
      of Incorporation)                   Number)            Identification No.)

         200 Vernon Street, Roseville, California                 95678
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         (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code (916) 772-2000


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          (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

On February 15, 2007, SureWest Communications (the "Company") announced its intention to amend and freeze its tax-qualified defined benefit pension plan (the "Plan") effective April 1, 2007.

Effective April 1, 2007, the amendment will close the plan to future employees and will discontinue future benefit accruals for current employees. No employees will lose their previously earned pension benefit; it will be paid to the employee after retirement. Current retirees of the Company are not impacted by the Plan freeze.

Cash contributions to the Plan have ranged from $3 million to $9 million over the last 5 years. Annual service cost has averaged approximately $5 million over that same time frame. The Company will continue to recognize pension expense and cash funding obligations for the remaining life of the liability for the frozen benefits under the Plan.

The Company issued a press release on February 23, 2007 announcing its intention to amend and freeze the Plan. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

   (d)    Exhibits
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          99.1   SureWest Communications Press Release dated February 23, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUREWEST COMMUNICATIONS


                                       By: /s/ Steve C. Oldham
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                                           Steve C. Oldham
                                           President and Chief Executive Officer
Date: February 23, 2007

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                                  EXHIBIT INDEX

EXHIBIT NO.                            DESCRIPTION
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99.1          SureWest Communications Press Release dated February 23, 2007.

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